Financial instruments	12 Months Ended
Mar. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Financial instruments [Text Block]

16. Financial instruments

Credit risk

The financial instruments that expose the Company to a concentration of credit risk are cash and cash equivalents, amounts receivable and capital loan receivable from Merit Foods. The Company's cash and cash equivalents may comprise interest-bearing savings instruments with Canadian chartered banks. The Company limits its exposure to credit loss by placing its cash and cash equivalents with two Canadian chartered banks.

The capital loan receivable at March 31, 2022 with a carrying value of $3,228,207 from Merit Foods is non-interest bearing, unsecured, subordinated to Merit Foods' other secured and unsecured debts, and has a term of 15 years. An expected credit loss provision of $74,193 was recorded during fiscal 2021 in relation to the loan receivable from Merit Foods. An additional provision of $8,807 was recorded during fiscal 2022, resulting in a total expected credit loss provision of $83,000. The insignificant change in the expected credit loss was as a result of insignificant changes in the expected probability of default and loss given default percentage at March 31, 2022.

Interest rate risk

All of the Company's financial instruments are non-interest bearing except for cash and cash equivalents that earn interest at variable market rates, short-term deposits that earn interest at fixed interest rates, and the Merit Loan that bore interest at a fixed interest rate. Burcon's cash and cash equivalents are held at two Canadian chartered banks to maximize interest and to diversify risk. For the year ended March 31, 2022, the weighted average interest rate earned on the Company's cash and cash equivalents was 0.42% per annum (2021 - 0.36% per annum; 2020 - 1.92% per annum). The impact of a 1% strengthening or weakening of interest rates on the Company's cash and cash equivalents at March 31, 2022 is estimated to be a $70,000 increase or decrease in interest income per year.

Liquidity risk

The Company manages liquidity risk through the management of its capital structure (note 17). It also manages liquidity risk by monitoring actual and forecasted cash flows taking into account current and planned operations. The Company's estimated minimum contractual undiscounted cash flow requirement for its financial liabilities at March 31, 2022 is $906,651, all of which is within the next 12 months.

Fair value

The fair value of the Company's short-term financial assets and financial liabilities, including cash and cash equivalents, restricted cash, amounts receivable, accounts payable and accrued liabilities approximates their carrying values due to the short-term maturities of these financial instruments.

The fair value of the loan to Merit Foods is a level 3 fair value and was estimated based on the loan discounted at the market rate.

The carrying values and fair values of financial instruments, by class, are as follows as at March 31, 2022 and 2021:

As at March 31, 2022
	At fair value through profit or loss	Financial assets at amortized cost	Financial liabilities at amortized cost	Fair value
Financial assets	$	$	$	$
Cash and cash equivalents	-	7,000,824	-	7,000,824
Restricted cash	-	122,707	-	122,707
Amounts receivable	-	200,342	-	200,342
Loan to Merit Foods	-	3,228,207	-	3,311,207
Total	-	10,552,080	-	10,635,080
Financial liabilities
Accounts payable and accrued liabilities	-	-	906,651	906,651
Deferred revenue	-	-	122,707	122,707
Total	-	-	1,029,358	1,029,358
As at March 31, 2021
	At fair value through profit or loss	Financial assets at amortized cost	Financial liabilities at amortized cost	Fair value
Financial assets	$	$	$	$
Cash and cash equivalents	-	13,972,659	-	13,972,659
Amounts receivable	-	338,715	-	338,715
Loan to Merit Foods	-	2,893,511	-	2,967,704
Total	-	17,204,885	-	17,279,078
Financial liabilities
Accounts payable and accrued liabilities	-	-	1,418,049	1,418,049
Total	-	-	1,418,049	1,418,049

Currency risk

The Company has not hedged its exposure to currency fluctuations. As at March 31, 2022 and 2021, the Company is exposed to currency risk through the following assets and liabilities denominated in U.S. dollars:

	March 31, 2022	March 31, 2021
U.S. Dollars
Cash and cash equivalents	$69,402	$27,752
Amounts receivable	-	1,851
Accounts payable and accrued liabilities	(5,504)	-
Net exposure	$63,898	$29,603

Canadian dollar equivalent	$79,847	$37,226

Based on the above net exposure at March 31, 2022, a 10% appreciation or depreciation of the U.S. dollar against the Canadian dollar would have resulted in a decrease/increase of approximately $6,000 (2021 - $3,000) in the Company's loss from operations.